UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                        LINCOLN INTERNATIONAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Kentucky                  0-5767                       61-0575092
________________________________________________________________________________
(State or other jurisdiction     (Commission                   (I.R.S Employer
     of incorporation)           File Number)                Identification No.)


                   2211 Greene Way Louisville, Kentucky 40220
              ___________________________________________________
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (502) 992-9060


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On June 29, 2004, Lincoln International Corporation received notice that Mr. Thurman L. Sisney, its President, Treasurer and Chief Executive Officer, was resigning, effective immediately. No reason was given for Mr. Sisney's resignation.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR.

            On June 29, 2004, Lincoln International Corporation received notice that Mr. Thurman L. Sisney, a director of Lincoln International Corporation, was resigning, effective immediately. No reason was given for Mr. Sisney's resignation.



                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned, Richard Frockt, Chairman of the Board of Directors, as thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 1st day of July, 2004.


Date: July 1, 2004                  LINCOLN INTERNATIONAL CORPORATION


                                    /s/ RICHARD FROCKT
                                    _________________________________________
                                    By: Richard Frockt
                                    Title: Chairman of the Board of Directors


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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

   17.1                  Letter of Resignation of Mr. Sisney to Richard Frockt.

   17.2                  Letter of Resignation of Mr. Sisney to Janet Frockt.